Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Third Century Bancorp on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Debra K. Harlow, Chief Financial Officer of Third Century Bancorp, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Third Century Bancorp.

/s/ Debra K. Harlow
Debra K. Harlow
Vice President, Chief Financial Officer
(Principal Financial Officer)

November 14, 2005

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed for any other purpose.